UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2023

Date of reporting period:	August 1, 2022 – January 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Ultra Short Duration Income Fund

**Semiannual report**
**1 | 31 | 23**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
PSDTX

Putnam
Ultra Short Duration
Income Fund

Semiannual report
1 | 31 | 23

Message from the Trustees

March 13, 2023

Dear Fellow Shareholder:

Stock and bond markets rose in early 2023 as inflation continued to ease and the U.S. Federal Reserve moderated its interest-rate increases. Investors showed optimism that the Fed might slow the economy and reduce inflation without causing a recession. Still, caution may be warranted. While the Fed has reduced the size of its interest-rate increases, it also signaled that more rate hikes are likely if concerns persist about a resurgence in inflation.

Putnam’s investment teams believe a recession is possible this year or next. However, they also are finding what they believe to be attractive investment opportunities in a range of asset classes, including stocks and taxable and tax-exempt bonds. As active researchers, our teams analyze interest-rate and credit risks as they seek out investments for your fund. They also consider how stocks and bonds are likely to perform in uncertain economic conditions.

Thank you for investing with Putnam.

Putnam Ultra Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

2 Ultra Short Duration Income Fund

Investors should be aware of the differences between Putnam Ultra Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Ultra Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Ultra Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund’s fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

Ultra Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 9–11 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

Returns for periods of less than one year are not annualized.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/23. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Ultra Short Duration Income Fund

How were market conditions during the six-month reporting period ended January 31, 2023?

Midway through the period, signs of declining inflation led to an improvement in market sentiment. Investors were relieved to see that the annual inflation rate, as measured by the Consumer Price Index [CPI], fell from 8.5% in July 2022 to 6.4% in January 2023 due to the Federal Reserve’s aggressive monetary policy.

The ICE BofA U.S. Treasury Bill Index [the fund’s benchmark] rose 1.54%. The Bloomberg U.S. Aggregate Bond Index, which is composed largely of U.S. Treasuries, highly rated corporate bonds, and mortgage-backed securities, returned –2.37%.

How did the fund perform?

The fund outperformed its benchmark during the period. The fund returned 2.12% on a net basis for the six months ended January 31, 2023.

What were the drivers of performance during the period?

A combination of tightening credit spreads and rising short-term yields contributed to the fund’s relative outperformance versus the

Ultra Short Duration Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

benchmark during the period. The fund’s yield increased by 239 basis points [bps] to end the period at 4.51%, reflecting the fund’s ability to capture higher rates at the short end of the yield curve.

Corporate credit was the largest contributor to the fund’s relative performance, as 1–3 year investment-grade corporate spreads tightened during the six-month period. After beginning the period at 80 bps, spreads narrowed 18 bps to end at 62 bps. This marked the index’s tightest level since early 2022, as the investment-grade corporate bond market, along with other risk assets, rebounded meaningfully during the second half of the period. Issuer selection within financials, which is the largest sector allocation within the fund, was strong, especially among high-quality bank issuers. The fund’s smaller allocation to the industrials and utilities sectors contributed also.

Our allocations to commercial paper contributed as well. We keep a balance of short-maturity commercial paper for liquidity. Commercial paper yields continued to rise throughout the six-month period. As interest rates increased, we were able to reinvest the maturing paper at higher rates.

Lastly, the fund’s allocation to securitized sectors, including non-agency residential mortgage-backed securities and asset-backed securities, contributed to performance, albeit modestly. The portfolio management team focused allocations in this area on highly rated securities that are senior in the capital structure, which provides diversification within our corporate exposure.

What is your near-term outlook for fixed income markets?

We have a constructive outlook for strategies that focus on the short end of the curve, as we believe they currently benefit from elevated yields and the expectation that interest rates will remain higher for the foreseeable future.

6 Ultra Short Duration Income Fund

The yields on 2-year and 3-year Treasury notes also ended higher than where they began the period. The London Interbank Offered Rate [LIBOR] and Secured Overnight Financing Rate [SOFR] have continued to rise amid the Fed’s aggressive rate hiking. The Fed’s official dot plot, which the Fed uses to signal its outlook for the path of interest rates, continues to show an expected terminal rate of 5.1%. However, there remains a relatively high level of uncertainty around the ultimate terminal federal funds rate, in our view. Our expectation is the Fed will hike two more times in early 2023, likely in 25-bp increments.

Where our view generally differs from the market is the timing of Fed cuts. The market had been pricing in Fed cuts in the second half of 2023 for the past several months; though recently, the market has revised that estimate out until the end of the year. Our view is that once the policy rate reaches 5.00%–5.25%, the Fed will likely “pause” for longer given the resilience of the U.S. consumer and tight labor market. In our opinion, Fed cuts in 2023 appear unlikely. In light of our view that interest rates are likely to remain elevated, we believe investors can reap the benefits of higher income in ultrashort bond funds without taking the same level of interest-rate risk as longer-term bond fund investors.

What are the fund’s strategies going forward?

We have positioned Putnam Ultra Short Duration Income Fund to take advantage of a higher interest-rate environment. The fund holds a meaningful allocation to securities with a floating-rate coupon tied to either LIBOR

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/23. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Ultra Short Duration Income Fund 7

or SOFR. These securities’ coupons reset on a daily, 1-month, or 3-month basis to reflect current short-term rates. They also provide a very short duration [interest-rate sensitivity].

Within investment-grade corporates, we continue to have a constructive view on the financial sector, particularly U.S. banks. Fundamentals in the banking sector remain solid, in our view. We believe valuations are relatively attractive, as heavy supply from the financial sector throughout the year has kept spreads elevated versus similarly rated industrial issuers. We believe credit spread volatility will likely remain elevated in early 2023, as the market continues to digest tighter financial conditions and a relatively high level of uncertainty around the ultimate terminal federal funds rate. Accordingly, we remain focused on deploying capital into securities we believe are appropriately priced for further Fed interest-rate hikes.

Toward the end of the six-month period, we began to slightly extend the fund’s duration. This was accomplished by investing in fixed-rate securities that we find attractive, given our expectation that we are nearing the end of the Fed’s hiking cycle. As of January 31, 2023, the fund had a duration of 0.34 years, up from 0.21 years as of July 31, 2022.

We continue to structure the portfolio with a combination of lower-tier investment-grade securities [BBB or equivalent], generally maturing in one year or less, and upper-tier investment-grade securities [A or AA rated], generally maturing in a range of 1 to 3.5 years. Capital preservation remains the primary objective of our fund. We do not try to “stretch for yield” in the strategy.

Thank you, Joanne, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Ultra Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2023, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/17/11)
Net asset value	1.09%	1.12%	1.48%	0.94%	1.72%	2.12%
Class C (10/17/11)
Net asset value	0.80	0.81	1.13	0.59	1.32	1.92
Class N (11/1/18)
Before sales charge	0.95	0.98	1.35	0.79	1.56	2.04
After sales charge	0.81	0.83	1.05	0.28	0.04	0.51
Class R (10/17/11)
Net asset value	0.69	0.73	1.11	0.56	1.32	1.82
Class R6 (7/2/12)
Net asset value	1.20	1.23	1.60	1.06	1.84	2.09
Class Y (10/17/11)
Net asset value	1.19	1.22	1.58	1.04	1.82	2.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class A, C, R, R6, and Y share classes do not carry an initial sales charge or a contingent deferred sales charge. After-sales-charge returns for class N shares reflect the deduction of the maximum 1.50% sales charge levied at the time of purchase. Performance for class N shares prior to their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge and the higher operating expenses of class N shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class C share performance reflects conversion to class A shares after eight years.

Comparative annualized index returns For periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	0.73%	0.81%	1.31%	0.77%	1.69%	1.54%

Index results should be compared with fund performance at net asset value.

Returns for periods of less than one year are not annualized.

Ultra Short Duration Income Fund 9

Fund price and distribution information For the six-month period ended 1/31/23

Distributions	Class A	Class C	Class N		Class R	Class R6	Class Y
Number	6	6	6		6	6	6
Income	$0.160035	$0.139754	$0.152163		$0.139709	$0.166661	$0.165258
Capital gains	—	—	—		—	—	—
Total	$0.160035	$0.139754	$0.152163		$0.139709	$0.166661	$0.165258
	Net	Net	Before	After	Net	Net	Net
	asset	asset	sales	sales	asset	asset	asset
Share value	value	value	charge	charge	value	value	value
7/31/22	$9.98	$9.97	$9.97	$10.12	$9.97	$10.00	$9.99
1/31/23	10.03	10.02	10.02	10.17	10.01	10.04	10.04
	Net	Net	Before	After	Net	Net	Net
Current rate	asset	asset	sales	sales	asset	asset	asset
(end of period)	value	value	charge	charge	value	value	value
Current dividend rate[1]	4.17%	3.77%	4.02%	3.96%	3.77%	4.30%	4.27%
Current 30-day
SEC yield (with
expense limitation)[2,3]	4.51	4.11	N/A	4.30	4.11	4.64	4.61
Current 30-day
SEC yield (without
expense limitation)[3]	4.43	4.03	N/A	4.22	4.03	4.56	4.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class N shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.50% for class N shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Ultra Short Duration Income Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/17/11)
Net asset value	1.03%	1.05%	1.38%	0.78%	0.98%	1.50%
Class C (10/17/11)
Net asset value	0.74	0.73	1.01	0.43	0.60	1.29
Class N (11/1/18)
Before sales charge	0.89	0.91	1.25	0.62	0.82	1.42
After sales charge	0.75	0.76	0.94	0.12	–0.69	–0.10
Class R (10/17/11)
Net asset value	0.64	0.67	1.01	0.43	0.60	1.29
Class R6 (7/2/12)
Net asset value	1.14	1.16	1.47	0.89	1.00	1.56
Class Y (10/17/11)
Net asset value	1.13	1.15	1.48	0.88	1.08	1.55

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class N	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 7/31/22*	0.40%	0.80%	0.55%	0.80%	0.29%	0.30%
Total annual operating expenses for the
fiscal year ended 7/31/22	0.46%	0.86%	0.61%	0.86%	0.35%	0.36%
Annualized expense ratio for the
six-month period ended 1/31/23	0.41%	0.81%	0.56%	0.81%	0.29%	0.31%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/23.

Ultra Short Duration Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/22 to 1/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$2.09	$4.12	$2.85	$4.12	$1.48	$1.58
Ending value (after expenses)	$1,021.20	$1,019.20	$1,020.40	$1,018.20	$1,020.90	$1,021.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/23, use the following calculation method. To find the value of your investment on 8/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$2.09	$4.13	$2.85	$4.13	$1.48	$1.58
Ending value (after expenses)	$1,023.14	$1,021.12	$1,022.38	$1,021.12	$1,023.74	$1,023.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

12 Ultra Short Duration Income Fund

Consider these risks before investing

Putnam Ultra Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government.

Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Ultra Short Duration Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.50% maximum sales charge for class N shares.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class N shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge). There is a 1.50% maximum sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Ultra Short Duration Income Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Ultra Short Duration Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2023, Putnam employees had approximately $478,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Ultra Short Duration Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Ultra Short Duration Income Fund 17

The fund’s portfolio 1/31/23 (Unaudited)

CORPORATE BONDS AND NOTES (68.2%)*	Principal amount	Value
Banking (36.2%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. FRN (US SOFR + 0.60%), 4.767%, 2/18/25 (United Kingdom)	$28,032,000	$27,960,322
Australia and New Zealand Banking Group, Ltd. 144A sr. unsec. notes 4.829%, 2/3/25 (Australia)	46,914,000	46,980,432
Banco Bilbao Vizcaya Argentaria SA sr. unsec. unsub. notes 0.875%, 9/18/23 (Spain)	28,200,000	27,452,294
Banco Santander SA sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.12%), 5.926%, 4/12/23 (Spain)	58,074,000	58,079,667
Banco Santander SA sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.09%), 5.782%, 2/23/23 (Spain)	35,450,000	35,467,260
Bank of America Corp. sr. unsec. FRN 5.08%, 1/20/27	46,963,000	47,135,605
Bank of America Corp. sr. unsec. FRN Ser. GMTN, (ICE LIBOR USD 3 Month + 0.96%), 5.775%, 7/23/24	11,340,000	11,369,611
Bank of America Corp. sr. unsec. FRN Ser. MTN, (Bloomberg 3 Month Short Term Bank Yield Index + 0.43%), 4.963%, 5/28/24	71,000,000	70,586,777
Bank of America Corp. sr. unsec. FRN Ser. MTN, 0.81%, 10/24/24	12,012,000	11,619,608
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, 3.458%, 3/15/25	4,690,000	4,599,175
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, 3.093%, 10/1/25	12,834,000	12,416,458
Bank of Montreal sr. unsec. FRN Ser. MTN, (US SOFR Compounded Index + 0.47%), 4.789%, 1/10/25 (Canada)	46,935,000	46,609,710
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.71%), 4.984%, 3/8/24 (Canada)	37,475,000	37,533,949
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.32%), 4.644%, 7/9/24 (Canada)	37,695,000	37,548,743
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.27%), 4.593%, 4/14/23 (Canada)	28,038,000	28,037,141
Bank of New York Mellon Corp. (The) sr. unsec. unsub. FRN (US SOFR + 0.62%), 4.942%, 4/25/25	51,384,000	51,161,459
Bank of New York Mellon Corp. (The) sr. unsec. unsub. FRN (US SOFR + 0.20%), 4.522%, 10/25/24	34,593,000	34,320,013
Bank of Nova Scotia (The) sr. unsec. FRN (US SOFR Compounded Index + 0.45%), 4.768%, 4/15/24 (Canada)	74,000,000	73,893,440
Bank of Nova Scotia (The) sr. unsec. notes 1.625%, 5/1/23 (Canada)	5,040,000	5,000,537
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (US SOFR + 0.26%), 4.573%, 9/15/23 (Canada)	22,930,000	22,912,850
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (US SOFR + 0.38%), 4.559%, 7/31/24 (Canada)	46,700,000	46,521,861
Banque Federative du Credit Mutuel SA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.96%), 5.768%, 7/20/23 (France)	7,635,000	7,647,079

18 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Banking cont.
Banque Federative du Credit Mutuel SA 144A sr. unsec. FRN (US SOFR Compounded Index + 0.41%), 4.49%, 2/4/25 (France)	$70,375,000	$69,409,611
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 0.65%, 2/27/24 (France)	35,500,000	33,904,273
Barclays PLC sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.38%), 6.024%, 5/16/24 (United Kingdom)	61,379,000	61,482,976
Barclays PLC sr. unsec. unsub. FRN 4.338%, 5/16/24 (United Kingdom)	28,052,000	27,934,040
Barclays PLC sr. unsec. unsub. FRN 3.932%, 5/7/25 (United Kingdom)	8,914,000	8,734,754
BNP Paribas company guaranty sr. unsec. unsub. notes Ser. MTN, 3.25%, 3/3/23 (France)	18,750,000	18,730,733
BNP Paribas SA 144A sr. unsec. unsub. notes 3.50%, 3/1/23 (France)	10,214,000	10,203,631
BPCE SA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.24%), 5.975%, 9/12/23 (France)	69,767,000	69,871,371
BPCE SA 144A sr. unsec. FRN (US SOFR + 0.57%), 4.893%, 1/14/25 (France)	24,822,000	24,513,959
BPCE SA 144A sr. unsec. notes 2.375%, 1/14/25 (France)	6,836,000	6,444,166
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	28,882,000	29,248,304
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.42%), 4.743%, 10/18/24 (Canada)	37,396,000	37,229,731
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (US SOFR + 0.34%), 4.664%, 6/22/23 (Canada)	47,455,000	47,439,342
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN Ser. BKNT, (ICE LIBOR USD 3 Month + 0.66%), 5.393%, 9/13/23 (Canada)	20,445,000	20,492,626
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	24,166,000	24,151,500
Citigroup, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.02%), 5.784%, 6/1/24	89,440,000	89,610,914
Citigroup, Inc. sr. unsec. unsub. FRN (US SOFR + 1.37%), 5.572%, 5/24/25	13,997,000	14,039,243
Citigroup, Inc. sr. unsec. unsub. FRN (US SOFR + 0.67%), 4.991%, 5/1/25	39,605,000	39,235,089
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	19,435,000	19,146,406
Citizens Bank NA sr. unsec. FRN Ser. BKNT, (ICE LIBOR USD 3 Month + 0.95%), 5.676%, 3/29/23	17,893,000	17,902,783
Citizens Bank NA sr. unsec. unsub. FRN 5.284%, 1/26/26	41,686,000	41,671,866
Commonwealth Bank of Australia 144A sr. unsec. unsub. FRN (US SOFR + 0.74%), 5.047%, 3/14/25 (Australia)	65,581,000	65,778,399
Commonwealth Bank of Australia/New York, NY sr. unsec. notes 5.079%, 1/10/25	18,783,000	18,929,017
Cooperatieve Rabobank UA sr. unsec. FRN (US SOFR Compounded Index + 0.38%), 4.704%, 1/10/25 (Netherlands)	63,599,000	63,111,806

Ultra Short Duration Income Fund 19

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Banking cont.
Cooperatieve Rabobank UA sr. unsec. FRN (US SOFR Compounded Index + 0.30%), 4.623%, 1/12/24 (Netherlands)	$64,725,000	$64,621,703
Cooperatieve Rabobank UA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.86%), 5.584%, 9/26/23 (Netherlands)	29,591,000	29,662,779
Credit Agricole SA/London 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.02%), 5.836%, 4/24/23 (United Kingdom)	65,372,000	65,482,591
Credit Agricole SA/London 144A sr. unsec. unsub. notes 3.25%, 10/4/24 (United Kingdom)	7,093,000	6,887,046
Credit Suisse Group AG sr. unsec. FRN (US SOFR Compounded Index + 0.39%), 4.712%, 2/2/24	33,500,000	32,753,687
Credit Suisse Group AG sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.38%), 4.496%, 8/9/23	18,345,000	18,105,026
Credit Suisse Group AG 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.24%), 5.975%, 6/12/24 (Switzerland)	71,642,000	69,313,621
Danske Bank A/S 144A sr. unsec. FRN 6.466%, 1/9/26 (Denmark)	17,095,000	17,326,518
Danske Bank A/S 144A sr. unsec. notes 5.375%, 1/12/24 (Denmark)	45,956,000	45,969,883
DNB Bank ASA 144A sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.83%), 5.154%, 3/28/25 (Norway)	51,541,000	51,400,293
Federation des Caisses Desjardins du Quebec 144A sr. unsec. FRN (US SOFR + 0.43%), 4.619%, 5/21/24 (Canada)	41,990,000	41,819,101
First-Citizens Bank & Trust Co. sr. unsec. sub. FRN 3.929%, 6/19/24	30,599,000	30,428,839
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	7,864,000	7,863,450
Huntington National Bank (The) sr. unsec. FRN 5.699%, 11/18/25	45,010,000	45,520,497
Huntington National Bank (The) sr. unsec. FRN (US SOFR Compounded Index + 1.19%), 5.346%, 5/16/25	28,010,000	27,979,861
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	9,312,000	9,307,484
ING Groep NV sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.00%), 5.754%, 10/2/23 (Netherlands)	67,884,000	68,093,601
ING Groep NV sr. unsec. notes 4.10%, 10/2/23 (Netherlands)	14,066,000	13,977,165
Intesa Sanpaolo SpA company guaranty sr. unsec. notes 5.25%, 1/12/24 (Italy)	38,190,000	38,109,413
JPMorgan Chase & Co. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.89%), 5.705%, 7/23/24	49,091,000	49,209,346
JPMorgan Chase & Co. sr. unsec. unsub. FRN 5.546%, 12/15/25	28,144,000	28,372,079
JPMorgan Chase & Co. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.73%), 5.545%, 4/23/24	60,212,000	60,257,249
JPMorgan Chase & Co. sr. unsec. unsub. FRN (US SOFR + 0.58%), 4.899%, 3/16/24	13,994,000	13,996,897

20 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Banking cont.
KeyBank NA sr. unsec. FRN Ser. BKNT, (US SOFR Compounded Index + 0.34%), 4.664%, 1/3/24	$54,980,000	$54,881,093
KeyBank NA sr. unsec. FRN Ser. BKNT, (US SOFR Compounded Index + 0.34%), 4.664%, 1/3/24	53,877,000	53,780,791
KeyBank NA sr. unsec. FRN Ser. BKNT, (US SOFR Compounded Index + 0.32%), 4.627%, 6/14/24	27,540,000	27,469,360
KeyCorp sr. unsec. unsub. FRN Ser. MTN, 3.878%, 5/23/25	13,996,000	13,746,815
Lloyds Banking Group PLC sr. unsec. unsub. FRN 3.87%, 7/9/25 (United Kingdom)	2,840,000	2,781,486
Lloyds Banking Group PLC sr. unsec. unsub. FRN 0.695%, 5/11/24 (United Kingdom)	51,410,000	50,678,166
Lloyds Banking Group PLC sr. unsec. unsub. notes 4.05%, 8/16/23 (United Kingdom)	27,756,000	27,603,789
Macquarie Bank, Ltd. 144A sr. unsec. FRN (US SOFR + 1.31%), 5.633%, 3/21/25 (Australia)	19,285,000	19,336,663
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.86%), 5.682%, 7/26/23 (Japan)	99,217,000	99,459,151
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.74%), 5.519%, 3/2/23 (Japan)	16,300,000	16,307,965
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN 4.788%, 7/18/25 (Japan)	18,706,000	18,609,015
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN 5.063%, 9/12/25 (Japan)	9,390,000	9,378,518
Mizuho Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.99%), 5.80%, 7/10/24 (Japan)	36,970,000	37,022,868
Mizuho Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.63%), 5.387%, 5/25/24 (Japan)	36,473,000	36,421,251
Mizuho Financial Group, Inc. sr. unsec. FRN 1.241%, 7/10/24 (Japan)	42,382,000	41,581,861
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.00%), 5.735%, 9/11/24 (Japan)	8,907,000	8,915,793
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.79%), 5.555%, 3/5/23 (Japan)	13,977,000	13,984,970
National Australia Bank, Ltd. 144A sr. unsec. FRN (US SOFR + 0.38%), 4.703%, 1/12/25 (Australia)	70,891,000	70,601,765
National Bank of Canada company guaranty sr. unsec. FRN (US SOFR + 0.49%), 4.581%, 8/6/24 (Canada)	36,500,000	36,381,740
National Bank of Canada company guaranty sr. unsec. FRN 3.75%, 6/9/25 (Canada)	19,104,000	18,762,898
NatWest Group PLC sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.55%), 6.274%, 6/25/24 (United Kingdom)	67,946,000	68,129,011
Nordea Bank ABP 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.94%), 5.675%, 8/30/23 (Finland)	13,772,000	13,807,866
PNC Financial Services Group, Inc. (The) sr. unsec. unsub. FRN 4.758%, 1/26/27	23,384,000	23,422,124

Ultra Short Duration Income Fund 21

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Banking cont.
Royal Bank of Canada sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.36%), 4.683%, 7/29/24 (Canada)	$37,500,000	$37,372,100
Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, (US SOFR Compounded Index + 0.34%), 4.664%, 10/7/24 (Canada)	45,925,000	45,657,057
Royal Bank of Canada sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.45%), 4.773%, 10/26/23 (Canada)	27,919,000	27,932,364
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes (ICE LIBOR USD 3 Month + 0.32%), 5.081%, 9/1/23 (Sweden)	57,957,000	57,931,388
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes 0.55%, 9/1/23 (Sweden)	23,478,000	22,858,181
Societe Generale SA 144A unsec. sub. notes 5.00%, 1/17/24 (France)	24,181,000	23,996,661
Sumitomo Mitsui Financial Group, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.80%), 5.592%, 10/16/23 (Japan)	32,710,000	32,778,371
Sumitomo Mitsui Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.86%), 5.658%, 7/19/23 (Japan)	13,534,000	13,566,334
Sumitomo Mitsui Financial Group, Inc. unsec. sub. notes Ser. REGS, 4.436%, 4/2/24 (Japan)	45,991,000	45,386,698
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	47,459,000	46,235,950
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. unsub. FRN (US SOFR + 0.44%), 4.747%, 9/16/24 (Japan)	51,242,000	51,039,463
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%, 6/30/23 (Sweden)	17,000,000	16,700,839
Swedbank AB 144A sr. unsec. FRN (US SOFR Compounded Index + 0.91%), 5.234%, 4/4/25 (Sweden)	28,103,000	28,004,921
Swedbank AB 144A sr. unsec. notes 1.30%, 6/2/23 (Sweden)	19,500,000	19,261,320
Swedbank AB 144A sr. unsec. notes 0.60%, 9/25/23 (Sweden)	9,653,000	9,370,746
Toronto-Dominion Bank (The) sr. unsec. FRN Ser. MTN, (US SOFR + 0.35%), 4.635%, 9/10/24 (Canada)	36,820,000	36,664,251
Toronto-Dominion Bank (The) sr. unsec. notes 5.103%, 1/9/26 (Canada)	32,870,000	33,299,232
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.91%), 5.184%, 3/8/24 (Canada)	23,419,000	23,511,238
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 0.45%, 9/11/23 (Canada)	11,127,000	10,837,302
Truist Bank sr. unsec. FRN Ser. BKNT, (US SOFR + 0.73%), 5.01%, 3/9/23	38,890,000	38,915,045
Truist Bank sr. unsec. unsub. FRN Ser. BKNT, (US SOFR + 0.20%), 4.523%, 1/17/24	55,450,000	55,307,196
UBS AG/London 144A sr. unsec. FRN (US SOFR + 0.47%), 4.793%, 1/13/25 (United Kingdom)	7,149,000	7,121,948
UBS AG/London 144A sr. unsec. unsub. FRN (US SOFR + 0.45%), 4.566%, 8/9/24 (United Kingdom)	26,297,000	26,264,628

22 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Banking cont.
UBS Group AG 144A sr. unsec. FRN 4.49%, 8/5/25 (Switzerland)	$56,339,000	$55,791,446
UBS Group AG 144A sr. unsec. FRN 1.008%, 7/30/24 (Switzerland)	67,279,000	65,870,643
Wells Fargo & Co. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.90%), 5.55%, 5/17/23	9,100,000	9,102,484
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 2.406%, 10/30/25	4,582,000	4,374,149
Westpac Banking Corp. sr. unsec. unsub. FRN (US SOFR + 0.30%), 4.467%, 11/18/24 (Australia)	43,562,000	43,404,734
		4,092,150,308
Basic materials (0.8%)
Georgia-Pacific, LLC 144A sr. unsec. notes 0.625%, 5/15/24	23,275,000	22,070,959
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.125%, 3/12/24	18,829,000	18,607,225
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4.125%, 5/30/23	28,200,000	28,106,842
Nutrien, Ltd. sr. unsec. notes 1.90%, 5/13/23 (Canada)	15,600,000	15,461,844
Westlake Corp. sr. unsec. notes 0.875%, 8/15/24	7,332,000	6,864,896
		91,111,766
Capital goods (1.8%)
Boeing Co. (The) sr. unsec. notes 1.167%, 2/4/23	12,681,000	12,678,860
Caterpillar Financial Services Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.27%), 4.561%, 9/13/24	18,650,000	18,600,578
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 1.00%), 5.324%, 4/5/24	23,416,000	23,424,430
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.75%), 5.063%, 12/13/24	23,389,000	23,250,727
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.60%), 4.919%, 12/14/23	28,067,000	28,039,663
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.50%), 4.78%, 6/14/23	37,423,000	37,399,020
L3Harris Technologies, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.75%), 5.485%, 3/10/23	64,900,000	64,924,668
		208,317,946
Communication services (1.5%)
American Tower Corp. sr. unsec. notes 0.60%, 1/15/24 R	21,400,000	20,517,958
AT&T, Inc. sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.18%), 5.915%, 6/12/24	46,641,000	47,136,048
AT&T, Inc. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.64%), 4.964%, 3/25/24	43,033,000	43,035,109
Verizon Communications, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.10%), 5.706%, 5/15/25	62,297,000	63,135,007
		173,824,122

Ultra Short Duration Income Fund 23

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Conglomerates (0.4%)
Siemens Financieringsmaatschappij NV 144A company guaranty sr. unsec. FRN (US SOFR + 0.43%), 4.716%, 3/11/24 (Netherlands)	$42,200,000	$42,190,743
		42,190,743
Consumer cyclicals (2.9%)
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.53%), 4.854%, 4/1/24	24,200,000	24,123,135
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.38%), 4.507%, 8/12/24	37,400,000	37,138,307
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.84%), 3.82%, 4/1/25	14,056,000	14,022,088
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.25%, 5/15/23	14,600,000	14,570,301
General Motors Financial Co., Inc. sr. unsec. sub. FRN (US SOFR + 0.76%), 5.034%, 3/8/24	27,751,000	27,555,967
Hyundai Capital America 144A sr. unsec. notes 5.75%, 4/6/23 (South Korea)	4,300,000	4,302,107
Mercedes-Benz Finance North America, LLC 144A company guaranty sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.84%), 5.348%, 5/4/23	10,615,000	10,624,923
Toyota Motor Credit Corp. sr. unsec. unsub. FRN (US SOFR + 0.29%), 4.581%, 9/13/24	47,610,000	47,486,071
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.33%), 4.653%, 1/11/24	55,600,000	55,579,396
Volkswagen Group of America Finance, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.95%), 5.207%, 6/7/24	51,319,000	51,271,635
Volkswagen Group of America Finance, LLC 144A company guaranty sr. unsec. notes 3.35%, 5/13/25	19,448,000	18,729,975
Warnermedia Holdings, Inc. 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 1.78%), 6.093%, 3/15/24	28,410,000	28,495,723
		333,899,628
Consumer finance (3.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. FRN (US SOFR + 0.68%), 5.004%, 9/29/23 (Ireland)	54,354,000	54,042,804
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 4.125%, 7/3/23 (Ireland)	9,394,000	9,340,027
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 4.50%, 9/15/23 (Ireland)	17,388,000	17,292,180
Air Lease Corp. sr. unsec. sub. notes 3.875%, 7/3/23	32,315,000	32,136,693
American Express Co. sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.75%), 5.21%, 8/3/23	20,359,000	20,390,863
American Express Co. sr. unsec. unsub. FRN (US SOFR + 0.93%), 5.178%, 3/4/25	16,863,000	16,915,407

24 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Consumer finance cont.
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.72%), 4.786%, 5/3/24	$42,046,000	$42,144,549
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.23%), 4.296%, 11/3/23	37,415,000	37,364,664
American Honda Finance Corp. sr. unsec. FRN Ser. MTN, (ICE LIBOR USD 3 Month + 0.42%), 5.155%, 9/8/23	21,000,000	21,030,515
American Honda Finance Corp. sr. unsec. FRN Ser. MTN, (ICE LIBOR USD 3 Month + 0.37%), 4.962%, 5/10/23	69,262,000	69,290,880
Capital One Financial Corp. sr. unsec. unsub. FRN (US SOFR + 1.35%), 5.477%, 5/9/25	28,010,000	27,843,018
Capital One Financial Corp. sr. unsec. unsub. FRN (US SOFR + 0.69%), 4.964%, 12/6/24	47,215,000	46,744,503
		394,536,103
Consumer staples (1.1%)
Conagra Brands, Inc. sr. unsec. unsub. notes 0.50%, 8/11/23	14,000,000	13,669,297
General Mills, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.01%), 5.84%, 10/17/23	25,963,000	26,071,725
GSK Consumer Healthcare Capital US, LLC company guaranty sr. unsec. unsub. FRN (US SOFR + 0.89%), 5.214%, 3/24/24	25,677,000	25,624,235
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 0.75%, 3/15/24	29,313,000	28,007,852
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	13,931,000	13,353,845
Starbucks Corp. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.42%), 4.549%, 2/14/24	21,109,000	21,057,487
		127,784,441
Energy (0.4%)
Chevron USA, Inc. company guaranty sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.20%), 4.85%, 8/11/23	42,293,000	42,285,823
		42,285,823
Financial (0.9%)
Macquarie Group, Ltd. 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.35%), 6.074%, 3/27/24 (Australia)	59,608,000	59,650,036
Macquarie Group, Ltd. 144A sr. unsec. unsub. notes 6.207%, 11/22/24 (Australia)	28,175,000	28,724,869
Mizuho Financial Group Cayman 3, Ltd. 144A company guaranty unsec. sub. notes 4.60%, 3/27/24 (Cayman Islands)	7,310,000	7,226,267
NatWest Markets PLC 144A sr. unsec. unsub. notes 2.375%, 5/21/23 (United Kingdom)	7,954,000	7,888,222
		103,489,394
Health care (2.3%)
AstraZeneca PLC sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.67%), 5.315%, 8/17/23 (United Kingdom)	36,320,000	36,374,167
Cigna Corp. company guaranty sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.89%), 5.682%, 7/15/23	64,462,000	64,621,813
Gilead Sciences, Inc. sr. unsec. notes 0.75%, 9/29/23	21,000,000	20,421,983
Roche Holdings, Inc. 144A company guaranty sr. unsec. FRN (US SOFR + 0.33%), 4.616%, 9/11/23 (Switzerland)	32,790,000	32,791,961

Ultra Short Duration Income Fund 25

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Health care cont.
Stryker Corp. sr. unsec. notes 0.60%, 12/1/23	$14,000,000	$13,487,670
Thermo Fisher Scientific, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.53%), 4.853%, 10/18/24	14,025,000	13,989,079
Thermo Fisher Scientific, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.39%), 4.713%, 10/18/23	32,726,000	32,664,569
Thermo Fisher Scientific, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.35%), 4.673%, 4/18/23	46,751,000	46,749,148
		261,100,390
Insurance (6.1%)
AIG Global Funding 144A sr. unsub. FRN (US SOFR + 0.38%), 4.693%, 12/15/23	37,000,000	36,957,495
Athene Global Funding 144A FRN (ICE LIBOR USD 3 Month + 0.73%), 5.542%, 1/8/24	9,348,000	9,245,099
Athene Global Funding 144A FRN (US SOFR Compounded Index + 0.72%), 5.039%, 1/7/25	46,845,000	45,616,265
Athene Global Funding 144A FRN (US SOFR Compounded Index + 0.56%), 4.727%, 8/19/24	32,630,000	31,883,999
Athene Global Funding 144A sr. FRN (US SOFR Compounded Index + 0.70%), 4.90%, 5/24/24	23,802,000	23,598,544
GA Global Funding Trust 144A FRN (US SOFR + 1.36%), 5.683%, 4/11/25	28,086,000	27,613,245
GA Global Funding Trust 144A FRN (US SOFR + 0.50%), 4.791%, 9/13/24	9,350,000	9,112,884
MassMutual Global Funding II 144A FRN (US SOFR + 0.87%), 5.193%, 3/21/25	47,226,000	47,471,811
MassMutual Global Funding II 144A FRN (US SOFR + 0.36%), 4.683%, 4/12/24	74,780,000	74,724,453
MassMutual Global Funding II 144A FRN (US SOFR + 0.27%), 4.593%, 10/21/24	28,116,000	27,888,312
Metropolitan Life Global Funding I 144A company guaranty sr. FRN (US SOFR + 0.30%), 4.624%, 9/27/24	19,850,000	19,764,887
Metropolitan Life Global Funding I 144A FRN (US SOFR + 0.32%), 4.644%, 1/7/24	27,300,000	27,243,926
Metropolitan Life Global Funding I 144A notes 5.00%, 1/6/26	32,401,000	32,829,146
Metropolitan Life Global Funding I 144A sr. unsub. FRN (US SOFR Compounded Index + 0.91%), 5.233%, 3/21/25	19,175,000	19,260,321
Nationwide Mutual Insurance Co. 144A unsec. sub. FRN 7.059%, 12/15/24	7,737,000	7,716,549
New York Life Global Funding 144A FRN (US SOFR Compounded Index + 0.36%), 4.683%, 10/21/23	9,500,000	9,507,304
New York Life Global Funding 144A FRN (US SOFR + 0.22%), 4.273%, 2/2/23	27,255,000	27,255,000
New York Life Global Funding 144A sr. unsub. FRN (US SOFR Compounded Index + 0.33%), 4.653%, 1/14/25	9,020,000	8,970,437
Northwestern Mutual Global Funding 144A FRN (US SOFR + 0.33%), 4.654%, 3/25/24	27,995,000	27,923,977
Pacific Life Global Funding II 144A company guaranty sr. notes 0.50%, 9/23/23	28,215,000	27,414,158

26 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Insurance cont.
Pacific Life Global Funding II 144A FRN (US SOFR + 0.40%), 4.723%, 1/27/25	$46,685,000	$45,959,504
Pacific Life Global Funding II 144A unsec. FRN (US SOFR + 0.38%), 4.703%, 4/12/24	47,055,000	46,621,622
Principal Life Global Funding II 144A FRN (US SOFR + 0.45%), 4.773%, 4/12/24	28,000,000	27,880,380
Principal Life Global Funding II 144A FRN (US SOFR + 0.38%), 4.581%, 8/23/24	18,615,000	18,411,705
Protective Life Global Funding 144A notes 0.631%, 10/13/23	11,851,000	11,497,476
		692,368,499
Investment banking/Brokerage (4.7%)
Ares Capital Corp. sr. unsec. unsub. notes 3.50%, 2/10/23	37,474,000	37,455,959
Charles Schwab Corp. (The) sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.50%), 4.825%, 3/18/24	60,160,000	60,174,728
Deutsche Bank AG sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.23%), 5.966%, 2/27/23 (Germany)	26,918,000	26,918,267
Deutsche Bank AG sr. unsec. unsub. FRN (US SOFR + 0.50%), 4.604%, 11/8/23 (Germany)	32,732,000	32,633,633
Deutsche Bank AG sr. unsec. unsub. FRN 2.222%, 9/18/24 (Germany)	17,182,000	16,819,399
Deutsche Bank AG sr. unsec. unsub. notes 3.95%, 2/27/23 (Germany)	2,354,000	2,351,462
Deutsche Bank AG sr. unsec. unsub. notes 3.70%, 5/30/24 (Germany)	19,834,000	19,378,569
Deutsche Bank AG sr. unsec. unsub. notes 0.898%, 5/28/24 (Germany)	23,772,000	22,466,866
Discover Bank sr. unsec. notes Ser. BKNT, 3.35%, 2/6/23	54,676,000	54,666,984
Goldman Sachs Group, Inc. (The) sr. unsec. FRN (US SOFR + 0.58%), 4.854%, 3/8/24	65,854,000	65,757,853
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.49%), 4.813%, 10/21/24	18,700,000	18,613,213
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.50%), 4.789%, 9/10/24	37,185,000	37,064,074
Morgan Stanley sr. unsec. FRN 5.05%, 1/28/27	14,089,000	14,137,925
Morgan Stanley sr. unsec. FRN Ser. MTN, (US SOFR + 0.46%), 4.778%, 1/25/24	23,000,000	22,977,437
Morgan Stanley sr. unsec. FRN Ser. MTN, (US SOFR + 0.47%), 4.599%, 11/10/23	18,500,000	18,490,935
Morgan Stanley sr. unsec. unsub. FRN 2.63%, 2/18/26	11,174,000	10,618,145
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, (ICE LIBOR USD 3 Month + 1.22%), 5.77%, 5/8/24	62,439,000	62,577,006
Morgan Stanley sr. unsec. unsub. FRN Ser. MTN, 2.72%, 7/22/25	7,767,000	7,499,540
		530,601,995
Real estate (1.2%)
AvalonBay Communities, Inc. sr. unsec. notes Ser. GMTN, 2.85%, 3/15/23 R	9,250,000	9,229,926
Boston Properties, LP sr. unsec. unsub. notes 3.80%, 2/1/24 R	12,705,000	12,527,636

Ultra Short Duration Income Fund 27

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Real estate cont.
Public Storage sr. unsec. FRN (US SOFR + 0.47%), 4.793%, 4/23/24	$58,004,000	$57,837,519
Realty Income Corp. sr. unsec. unsub. notes 5.05%, 1/13/26 R	9,393,000	9,418,797
Simon Property Group LP sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.43%), 4.753%, 1/11/24 R	47,974,000	47,680,698
		136,694,576
Technology (0.4%)
Alibaba Group Holding, Ltd. sr. unsec. notes 2.80%, 6/6/23 (China)	22,300,000	22,123,165
Analog Devices, Inc. sr. unsec. FRN (US SOFR + 0.25%), 4.574%, 10/1/24	11,205,000	11,068,020
VMware, Inc. sr. unsec. notes 1.00%, 8/15/24	18,765,000	17,643,385
		50,834,570
Utilities and power (4.0%)
American Electric Power Co., Inc. jr. unsec. sub. notes 2.031%, 3/15/24	9,840,000	9,508,431
American Electric Power Co., Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.48%), 5.294%, 11/1/23	38,906,000	38,754,932
American Electric Power Co., Inc. sr. unsec. unsub. notes 0.75%, 11/1/23	9,500,000	9,206,829
Atmos Energy Corp. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.38%), 5.103%, 3/9/23	18,700,000	18,698,992
Dominion Energy, Inc. sr. unsec. unsub. FRN Ser. D, (ICE LIBOR USD 3 Month + 0.53%), 5.299%, 9/15/23	23,938,000	23,967,420
Duke Energy Carolinas, LLC sr. notes 3.05%, 3/15/23	28,893,000	28,846,030
Duke Energy Corp. sr. unsec. FRN (US SOFR + 0.25%), 4.535%, 6/10/23	18,629,000	18,609,295
Enbridge, Inc. company guaranty sr. unsec. FRN (US SOFR + 0.40%), 4.561%, 2/17/23 (Canada)	18,620,000	18,619,181
Enbridge, Inc. company guaranty sr. unsec. notes 0.55%, 10/4/23 (Canada)	9,341,000	9,062,824
Enbridge, Inc. company guaranty sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.63%), 4.786%, 2/16/24 (Canada)	23,380,000	23,298,280
Eversource Energy sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.25%), 4.39%, 8/15/23	18,600,000	18,560,199
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	26,037,000	26,021,982
Kinder Morgan, Inc. 144A company guaranty sr. unsec. notes 5.625%, 11/15/23	7,350,000	7,365,219
Mississippi Power Co. sr. unsec. unsub. FRN (US SOFR + 0.30%), 4.624%, 6/28/24	21,857,000	21,575,846
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.54%), 4.776%, 3/1/23	18,700,000	18,700,532
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.40%), 4.466%, 11/3/23	61,776,000	61,689,514

28 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (68.2%)* cont.	Principal amount	Value
Utilities and power cont.
PPL Electric Utilities Corp. sr. FRN (US SOFR + 0.33%), 4.654%, 6/24/24	$7,765,000	$7,674,951
PPL Electric Utilities Corp. sr. unsub. FRN (ICE LIBOR USD 3 Month + 0.25%), 4.974%, 9/28/23	9,000,000	8,965,478
Southern Co. (The) sr. unsec. FRN (US SOFR Compounded Index + 0.37%), 4.491%, 5/10/23	56,269,000	56,225,719
TransCanada PipeLines, Ltd. sr. unsec. unsub. notes 1.00%, 10/12/24 (Canada)	23,370,000	21,863,918
Xcel Energy, Inc. sr. unsec. notes 0.50%, 10/15/23	9,189,000	8,918,745
		456,134,317
Total corporate bonds and notes (cost $7,772,207,094)		$7,737,324,621

COMMERCIAL PAPER (20.3%)*	Yield (%)	Maturity date	Principal amount	Value
Amcor Finance (USA), Inc.	4.949	2/2/23	$27,023,000	$27,016,019
Amcor Flexibles North America, Inc.	4.788	2/7/23	43,000,000	42,960,535
Amcor Flexibles North America, Inc.	4.868	2/2/23	42,000,000	41,989,304
American Honda Finance Corp.	4.730	2/7/23	20,000,000	19,981,528
Arrow Electronics, Inc.	5.017	2/8/23	51,000,000	50,942,960
Arrow Electronics, Inc.	5.060	2/7/23	56,050,000	55,995,180
Arrow Electronics, Inc.	4.960	2/1/23	6,000,000	5,999,190
AT&T, Inc.	4.749	2/13/23	22,000,000	21,962,598
Autonation, Inc.	5.010	2/7/23	23,500,000	23,477,107
Autonation, Inc.	4.851	2/1/23	92,175,000	92,162,610
Aviation Capital Group, LLC	4.981	2/1/23	118,700,000	118,685,348
Bell Canada (Canada)	4.721	2/16/23	30,000,000	29,938,853
Bell Canada (Canada)	4.720	2/13/23	25,000,000	24,958,644
BPCE SA (France)	4.267	9/8/23	26,150,000	25,357,364
Conagra Brands, Inc.	4.851	2/1/23	24,750,000	24,746,673
Crown Castle, Inc.	5.328	2/22/23	23,500,000	23,427,922
Crown Castle, Inc.	5.327	2/21/23	17,000,000	16,950,238
Crown Castle, Inc.	5.166	2/8/23	40,000,000	39,955,547
Crown Castle, Inc.	5.146	2/7/23	32,295,000	32,263,602
Enbridge US, Inc.	4.841	2/21/23	23,500,000	23,432,815
Enbridge US, Inc.	4.831	2/2/23	14,150,000	14,146,255
Energy Transfer LP	5.001	2/1/23	106,414,000	106,399,696
ERAC USA Finance, LLC	4.767	2/16/23	25,400,000	25,346,558
Fidelity National Information Services, Inc.	4.876	3/6/23	23,500,000	23,394,665
Fidelity National Information Services, Inc.	4.818	2/21/23	23,500,000	23,435,297
Fidelity National Information Services, Inc.	4.913	2/1/23	23,400,000	23,397,051
Fiserv, Inc.	4.758	2/22/23	56,500,000	56,336,304
Fiserv, Inc.	4.849	2/2/23	23,400,000	23,394,041
FMC Corp.	4.801	2/1/23	118,250,000	118,234,105
General Motors Financial Co., Inc.	4.273	6/22/23	14,000,000	13,688,160
General Motors Financial Co., Inc.	3.905	2/22/23	28,000,000	27,914,462
General Motors Financial Co., Inc.	5.256	2/10/23	14,100,000	14,080,569
Glencore Funding, LLC	5.020	3/23/23	8,840,000	8,778,523
Glencore Funding, LLC	4.988	3/7/23	18,800,000	18,710,841
Glencore Funding, LLC	4.817	2/8/23	15,300,000	15,283,938

Ultra Short Duration Income Fund 29

COMMERCIAL PAPER (20.3%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Glencore Funding, LLC	4.819	2/7/23	$23,500,000	$23,478,432
Healthpeak Properties, Inc.	4.882	2/1/23	33,000,000	32,995,820
Hewlett Packard Enterprise Co.	4.684	2/6/23	47,000,000	46,963,395
Humana, Inc.	4.815	2/23/23	30,000,000	29,907,272
Humana, Inc.	4.868	2/15/23	16,190,000	16,157,458
Humana, Inc.	4.872	2/13/23	23,500,000	23,459,088
Humana, Inc.	4.995	2/2/23	13,400,000	13,396,515
Hyundai Capital America (South Korea)	4.720	2/13/23	30,000,000	29,948,802
International Flavors & Fragrances, Inc.	5.726	4/28/23	20,000,000	19,758,960
International Flavors & Fragrances, Inc.	5.602	3/20/23	21,600,000	21,460,896
Mohawk Industries, Inc.	4.751	2/2/23	56,900,000	56,885,563
Nutrien, Ltd. (Canada)	4.770	2/13/23	23,500,000	23,459,708
Nutrien, Ltd. (Canada)	4.770	2/10/23	18,800,000	18,775,226
Oracle Corp.	4.656	2/9/23	50,360,000	50,300,789
Ovintiv, Inc.	5.320	2/21/23	56,250,000	56,084,396
Ovintiv, Inc.	5.320	2/14/23	27,000,000	26,947,206
Ovintiv, Inc.	5.208	2/7/23	4,250,000	4,245,860
Ovintiv, Inc.	5.208	2/6/23	28,000,000	27,976,755
Penske Truck Leasing Co.	4.708	2/9/23	28,000,000	27,966,449
Penske Truck Leasing Co.	4.699	2/6/23	17,850,000	17,835,860
Penske Truck Leasing Co.	4.658	2/2/23	13,400,000	13,396,543
Protective Life Corp.	4.658	2/7/23	23,500,000	23,478,432
Raytheon Technologies Corp.	4.449	5/12/23	23,400,000	23,057,898
S&P Global, Inc.	4.604	2/3/23	35,000,000	34,986,420
Societe Generale SA (France)	5.806	11/13/23	40,000,000	38,401,040
Suncor Energy, Inc. (Canada)	4.800	2/21/23	21,500,000	21,440,465
Suncor Energy, Inc. (Canada)	4.767	2/13/23	17,500,000	17,470,134
Suncor Energy, Inc. (Canada)	4.990	2/3/23	22,500,000	22,491,383
Suncor Energy, Inc. (Canada)	4.990	2/2/23	37,000,000	36,990,612
Targa Resources Corp.	5.105	2/3/23	7,600,000	7,597,279
Targa Resources Corp.	5.216	2/2/23	10,300,000	10,297,558
Targa Resources Corp.	5.059	2/1/23	89,441,000	89,430,468
UDR, Inc.	4.819	2/24/23	31,000,000	30,901,730
UDR, Inc.	4.718	2/10/23	28,000,000	27,963,304
Westpac Banking Corp. (Australia)	4.800	3/21/23	46,850,000	46,871,547
Westpac Banking Corp. (Australia)	4.690	9/13/23	41,125,000	39,870,945
Total commercial paper (cost $2,307,856,109)				$2,307,394,710

ASSET-BACKED SECURITIES (5.2%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$12,254,104	$12,100,928
American Express Credit Account Master Trust FRB Ser. 18-7, Class A, (ICE LIBOR USD 1 Month + 0.36%), 4.814%, 2/17/26	39,000,000	39,019,500
AmeriCredit Automobile Receivables Trust Ser. 22-1, Class A3, 2.45%, 11/18/26	4,160,000	4,012,341
BMW Vehicle Lease Trust Ser. 22-1, Class A2, 0.67%, 5/28/24	1,513,416	1,504,999

30 Ultra Short Duration Income Fund

ASSET-BACKED SECURITIES (5.2%)* cont.	Principal amount	Value
Capital One Multi-Asset Execution Trust FRB Ser. 17-A5, Class A5, (ICE LIBOR USD 1 Month + 0.58%), 5.039%, 7/15/27	$57,731,000	$57,886,874
Capital One Prime Auto Receivables Trust Ser. 20-1, Class A3, 1.60%, 11/15/24	2,851,625	2,826,584
CarMax Auto Owner Trust
Ser. 22-4, Class A2A, 5.34%, 12/15/25	10,000,000	10,029,560
Ser. 22-2, Class A3, 3.49%, 2/16/27	14,000,000	13,684,664
Ser. 19-3, Class A3, 2.18%, 8/15/24	1,781,805	1,775,080
Ser. 20-1, Class A3, 1.89%, 12/16/24	4,648,021	4,596,035
Ser. 20-3, Class A3, 0.62%, 3/17/25	6,591,327	6,498,113
Carvana Auto Receivables Trust
Ser. 22-P2, Class A3, 3.75%, 4/12/27	13,000,000	12,723,750
Ser. 21-P4, Class A3, 1.31%, 1/11/27	34,305,000	32,733,485
First Investors Auto Owner Trust 144A
Ser. 22-2A, Class A, 6.26%, 7/15/27	25,269,958	25,469,388
Ser. 22-1A, Class A, 2.03%, 1/15/27	7,867,769	7,635,025
Ford Credit Auto Owner Trust
Ser. 22-C, Class A2A, 4.52%, 4/15/25	10,250,000	10,215,068
Ser. 20-A, Class A3, 1.04%, 8/15/24	6,728,023	6,665,870
Ford Credit Auto Owner Trust 144A Ser. 18-2, Class A, 3.47%, 1/15/30	12,955,000	12,851,106
Ford Credit Floorplan Master Owner Trust Ser. 20-1, Class A1, 0.70%, 9/15/25	31,000,000	30,156,955
Foursight Capital Automobile Receivables Trust 144A Ser. 22-2, Class A2, 4.49%, 3/16/26	19,500,000	19,387,407
General Motors Financial Floorplan Owner Revolving Trust 144A Ser. 20-1, Class A, 0.68%, 8/15/25	26,500,000	25,867,949
GM Financial Automobile Leasing Trust Ser. 21-3, Class A2, 0.24%, 12/20/23	296,393	295,696
GM Financial Consumer Automobile Receivables Trust
Ser. 22-2, Class A3, 3.10%, 2/16/27	15,000,000	14,609,819
Ser. 20-4, Class A3, 0.38%, 8/18/25	1,667,875	1,623,583
Golden Credit Card Trust 144A Ser. 18-4A, Class A, 3.44%, 8/15/25	1,250,000	1,238,433
Honda Auto Receivables Owner Trust
Ser. 22-2, Class A2, 3.81%, 3/18/25	7,000,000	6,937,688
Ser. 19-4, Class A3, 1.83%, 1/18/24	641,576	640,263
Ser. 20-2, Class A3, 0.82%, 7/15/24	3,443,303	3,398,905
Ser. 20-3, Class A3, 0.37%, 10/18/24	5,649,645	5,533,262
Mercedes-Benz Auto Receivables Trust Ser. 21-1, Class A2, 0.21%, 7/15/24	2,027,321	2,017,844
Mortgage Repurchase Agreement Financing Trust II 144A FRN Ser. 22-S1, Class A1, (US 30 Day Average SOFR + 2.00%), 6.228%, 3/30/25	25,200,000	25,200,000
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR + 1.25%), 5.55%, 6/15/23	49,037,000	49,037,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (ICE LIBOR USD 1 Month + 0.75%), 5.256%, 5/25/55	30,497,000	28,720,062

Ultra Short Duration Income Fund 31

ASSET-BACKED SECURITIES (5.2%)* cont.	Principal amount	Value
Nissan Auto Receivables Owner Trust
Ser. 19-C, Class A3, 1.93%, 7/15/24	$1,770,141	$1,764,169
Ser. 20-B, Class A3, 0.55%, 7/15/24	6,368,793	6,314,678
Santander Consumer Auto Receivables Trust 144A Ser. 20-BA, Class A4, 0.54%, 4/15/25	4,556,392	4,525,454
Santander Drive Auto Receivables Trust
Ser. 22-6, Class A2, 4.37%, 5/15/25	14,000,000	13,952,705
Ser. 22-4, Class A2, 4.05%, 7/15/25	17,601,539	17,524,093
Station Place Securitization Trust 144A FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 5.77%, 5/29/23	52,896,000	52,896,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (ICE LIBOR USD 1 Month + 0.60%), 5.106%, 1/25/46	543,731	539,056
Toyota Auto Receivables Owner Trust
Ser. 20-B, Class A3, 1.36%, 8/15/24	8,876,157	8,778,342
Ser. 21-C, Class A2, 0.20%, 5/15/24	1,313,327	1,304,649
Volkswagen Auto Loan Enhanced Trust
Ser. 20-1, Class A3, 0.98%, 11/20/24	2,634,736	2,602,427
Ser. 21-1, Class A2, 0.49%, 10/21/24	3,051,965	3,026,054
Total asset-backed securities (cost $596,912,723)		$590,120,863

MORTGAGE-BACKED SECURITIES (2.7%)*	Principal amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 1619, Class PZ, 6.50%, 11/15/23	$2,126	$2,125
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	58,392	59,314
REMICs Ser. 3316, Class CD, 5.50%, 5/15/37	19,997	20,777
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	5,665	5,627
REMICs Ser. 3611, PO, zero %, 7/15/34	19,149	16,410
Federal National Mortgage Association
REMICs FRB Ser. 10-90, Class GF, (ICE LIBOR USD 1 Month + 0.50%), 5.006%, 8/25/40	210,273	206,154
REMICs FRB Ser. 06-74, Class FL, (ICE LIBOR USD 1 Month + 0.35%), 4.856%, 8/25/36	159,835	157,745
REMICs FRB Ser. 05-63, Class FC, (ICE LIBOR USD 1 Month + 0.25%), 4.756%, 10/25/31	253,874	250,553
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	4,260	4,069
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	12,365	11,901
Government National Mortgage Association Ser. 09-32, Class AB, 4.00%, 5/16/39	4,847	4,801
		739,476
Residential mortgage-backed securities (non-agency) (2.7%)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-R5, Class M1, (ICE LIBOR USD 1 Month + 0.87%), 5.376%, 7/25/34	301,696	295,835
FRB Ser. 05-R11, Class M2, (ICE LIBOR USD 1 Month + 0.71%), 5.211%, 1/25/36	1,564,030	1,553,144
FRB Ser. 05-R9, Class M1, (ICE LIBOR USD 1 Month + 0.71%), 5.211%, 11/25/35	5,806,979	5,698,671

32 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (2.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Angel Oak Mortgage Trust 144A Ser. 19-5, Class A1, 2.593%, 10/25/49 W	$809,765	$777,259
Angel Oak Mortgage Trust I, LLC 144A
Ser. 19-1, Class A1, 3.92%, 11/25/48 W	94,132	93,614
FRB Ser. 18-3, Class A1, 3.649%, 9/25/48 W	70,616	70,333
Ser. 19-4, Class A1, 2.993%, 7/26/49 W	586,390	579,060
Angel Oak Mortgage Trust LLC 144A Ser. 20-3, Class A1, 1.691%, 4/25/65 W	10,842,206	9,896,765
Arroyo Mortgage Trust 144A
Ser. 19-2, Class A1, 3.347%, 4/25/49 W	3,871,582	3,592,898
Ser. 19-3, Class A1, 2.962%, 10/25/48 W	5,055,342	4,671,724
Bear Stearns Asset Backed Securities I Trust FRB Ser. 07-HE7, Class 1A1, (ICE LIBOR USD 1 Month + 1.00%), 5.506%, 10/25/37	248,960	248,356
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE1, Class A1, (US 30 Day Average SOFR + 0.75%), 5.06%, 1/25/70	9,435,328	9,308,329
Ser. 19-1, Class A1C, 3.50%, 3/25/58	1,356,991	1,324,282
Ser. 20-NQM1, Class A1, 1.449%, 5/25/60 W	3,729,862	3,574,715
Ser. 21-NQM2, Class A1, 0.97%, 3/25/60 W	5,397,073	4,987,062
Ser. 21-NQM1, Class A1, 0.941%, 2/25/49 W	3,878,623	3,415,612
Carrington Mortgage Loan Trust FRB Ser. 07-HE1, Class A3, (ICE LIBOR USD 1 Month + 0.19%), 4.696%, 6/25/37	3,978,227	3,844,329
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class A, 0.898%, 6/25/36 W	5,439,480	5,173,045
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB5, Class A, 0.801%, 2/25/31 W	8,621,977	8,286,341
COLT Funding, LLC 144A Ser. 21-3R, Class A1, 1.051%, 12/25/64 W	2,900,918	2,683,349
COLT Mortgage Loan Trust 144A Ser. 21-HX1, Class A1, 1.11%, 10/25/66 W	18,901,741	15,739,272
Countrywide Asset-Backed Certificates FRB Ser. 05-BC3, Class M4, (ICE LIBOR USD 1 Month + 1.50%), 6.006%, 6/25/35	221,212	220,513
Credit Suisse Mortgage Capital Certificates 144A
Ser. 20-SPT1, Class A2, 2.229%, 4/25/65	6,500,000	6,061,217
FRB Ser. 20-SPT1, Class A1, 1.616%, 4/25/65	1,200,075	1,172,483
Credit Suisse Mortgage Trust 144A Ser. 20-AFC1, Class A1, 2.24%, 2/25/50 W	9,053,646	8,410,928
CSMC Trust 144A Ser. 19-NQM1, Class A1, 2.656%, 10/25/59	3,759,825	3,608,067
Ellington Financial Mortgage Trust 144A
Ser. 19-2, Class A1, 2.739%, 11/25/59 W	3,028,306	2,825,206
Ser. 20-2, Class A1, 1.178%, 10/25/65 W	1,456,181	1,309,544
Encore Credit receivables Trust FRB Ser. 05-4, Class M3, (ICE LIBOR USD 1 Month + 0.71%), 5.211%, 1/25/36	2,719,340	2,688,056
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2AR, (ICE LIBOR USD 1 Month + 0.75%), 5.256%, 3/25/30	5,562,607	5,538,347

Ultra Short Duration Income Fund 33

MORTGAGE-BACKED SECURITIES (2.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (ICE LIBOR USD 1 Month + 2.90%), 7.406%, 7/25/24	$1,484,760	$1,501,269
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (ICE LIBOR USD 1 Month + 2.60%), 7.106%, 5/25/24	518,019	525,796
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	23,382,057	22,776,345
First Franklin Mortgage Loan Trust
FRB Ser. 04-FF7, Class M1, (ICE LIBOR USD 1 Month + 0.87%), 5.376%, 9/25/34	124,564	123,810
FRB Ser. 05-FF9, Class A4, (ICE LIBOR USD 1 Month + 0.72%), 5.226%, 10/25/35	94,965	94,746
FRB Ser. 06-FF3, Class A2C, (ICE LIBOR USD 1 Month + 0.58%), 5.086%, 2/25/36	2,570,214	2,545,828
FRB Ser. 06-FF7, Class 1A, (ICE LIBOR USD 1 Month + 0.28%), 4.786%, 5/25/36	3,467,903	3,397,458
FWD Securitization Trust 144A Ser. 19-INV1, Class A1, 2.81%, 6/25/49 W	3,107,744	2,923,252
Galton Funding Mortgage Trust 144A Ser. 19-2, Class A22, 3.50%, 6/25/59 W	2,648,028	2,487,084
GCAT Trust 144A Ser. 19-NQM3, Class A1, 2.686%, 11/25/59 W	2,396,681	2,261,820
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1, Class A1, 1.382%, 9/27/60 W	1,563,738	1,432,741
GSAA Home Equity Trust FRB Ser. 06-2, Class 2A4, (ICE LIBOR USD 1 Month + 0.62%), 5.126%, 12/25/35	3,476,347	3,211,134
GSAMP Trust FRB Ser. 06-HE7, Class A2D, (ICE LIBOR USD 1 Month + 0.23%), 4.966%, 10/25/46	185,230	179,692
Home Equity Asset Trust
FRB Ser. 06-1, Class M2, (ICE LIBOR USD 1 Month + 0.46%), 5.196%, 4/25/36	1,735,437	1,726,278
FRB Ser. 06-4, Class 1A1, (ICE LIBOR USD 1 Month + 0.16%), 4.826%, 8/25/36	1,369,402	1,359,644
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A1, 1.657%, 5/25/65 W	159,011	158,031
Imperial Fund Mortgage Trust 144A Ser. 22-NQM2, Class A1, 3.638%, 3/25/67	8,142,433	7,495,565
Invitation Homes Trust 144A FRB Ser. 18-SFR4, Class A, (ICE LIBOR USD 1 Month + 1.10%), 5.554%, 1/17/38	7,519,496	7,465,770
JPMorgan Mortgage Acquisition Trust FRB Ser. 07-CH2, Class MV1, (ICE LIBOR USD 1 Month + 0.28%), 4.786%, 1/25/37	2,867,953	2,850,291
JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 7A1, 3.00%, 6/26/35	981,641	945,034
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M5, (ICE LIBOR USD 1 Month + 0.98%), 5.481%, 4/25/35	1,231,778	1,198,494
FRB Ser. 04-1, Class M1, (ICE LIBOR USD 1 Month + 0.75%), 5.256%, 2/25/34	280,901	268,112

34 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (2.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
MASTR Asset-Backed Securities Trust FRB Ser. 06-FRE1, Class A4, (ICE LIBOR USD 1 Month + 0.58%), 5.086%, 12/25/35	$219,867	$218,441
MFA Trust 144A Ser. 21-NQM1, Class A1, 1.153%, 4/25/65 W	6,660,105	5,848,822
MFRA Trust 144A Ser. 20-NQM1, Class A1, 1.479%, 3/25/65 W	1,494,999	1,382,620
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 06-NC1, Class M1, (ICE LIBOR USD 1 Month + 0.57%), 5.076%, 12/25/35	3,298,169	3,247,866
Nationstar Home Equity Loan Trust FRB Ser. 07-B, Class 2AV4, (ICE LIBOR USD 1 Month + 0.32%), 4.826%, 4/25/37	4,344,126	4,213,627
New Century Home Equity Loan Trust FRB Ser. 05-C, Class A2D, (ICE LIBOR USD 1 Month + 0.68%), 5.186%, 12/25/35	586,780	582,078
New Residential Mortgage Loan Trust 144A
FRB Ser. 18-4A, Class 4A, (ICE LIBOR USD 1 Month + 0.75%), 5.256%, 1/25/48	3,978,032	3,870,143
Ser. 19-NQM4, Class A1, 2.492%, 9/25/59 W	2,131,043	1,883,416
Ser. 20-NQM1, Class A1, 2.464%, 1/26/60 W	1,318,268	1,206,479
OBX Trust 144A
Ser. 20-EXP2, Class A8, 3.00%, 5/25/60 W	1,157,584	1,017,410
Ser. 20-EXP2, Class A3, 2.50%, 5/25/60 W	12,175,019	10,311,752
Onslow Bay Financial, LLC Trust 144A FRB Ser. 20-EXP3, Class 2A1, (ICE LIBOR USD 1 Month + 0.90%), 5.406%, 1/25/60	480,327	461,725
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Asset Backed Pass-Through Certificates FRB Ser. 04-MHQ1, Class M3, (ICE LIBOR USD 1 Month + 1.28%), 5.781%, 12/25/34	258,621	257,839
Radnor Re, Ltd. 144A FRB Ser. 19-1, Class M1B, (ICE LIBOR USD 1 Month + 1.95%), 6.456%, 2/25/29 (Bermuda)	3,851,475	3,809,190
Residential Asset Mortgage Products Trust
FRB Ser. 05-RS6, Class M4, (ICE LIBOR USD 1 Month + 0.98%), 5.481%, 6/25/35	336,134	334,263
FRB Ser. 05-EFC4, Class M4, (ICE LIBOR USD 1 Month + 0.59%), 5.391%, 9/25/35	1,782,480	1,766,721
FRB Ser. 06-EFC2, Class A4, (ICE LIBOR USD 1 Month + 0.22%), 4.726%, 12/25/36	753,951	740,943
Residential Asset Securities Corp., Trust
FRB Ser. 05-KS1, Class M2, (ICE LIBOR USD 1 Month + 0.75%), 5.631%, 2/25/35	1,316,536	1,264,651
FRB Ser. 06-KS3, Class M1, (ICE LIBOR USD 1 Month + 0.33%), 5.001%, 4/25/36	1,579,604	1,523,090
Residential Mortgage Loan Trust 144A
Ser. 19-2, Class A1, 2.913%, 5/25/59 W	240,506	235,635
Ser. 19-3, Class A1, 2.633%, 9/25/59 W	1,606,571	1,573,131
Securitized Asset Backed Receivables, LLC Trust FRB Ser. 06-CB1, Class AV1, (ICE LIBOR USD 1 Month + 0.48%), 3.299%, 1/25/36	3,383,209	3,287,994

Ultra Short Duration Income Fund 35

MORTGAGE-BACKED SECURITIES (2.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
SG Residential Mortgage Trust 144A
Ser. 22-1, Class A1, 3.166%, 3/27/62 W	$2,812,673	$2,596,730
Ser. 19-3, Class A1, 2.703%, 9/25/59 W	102,171	98,338
Soundview Home Loan Trust
FRB Ser. 05-OPT3, Class M1, (ICE LIBOR USD 1 Month + 0.47%), 5.211%, 11/25/35	3,219,964	3,134,154
FRB Ser. 06-OPT1, Class 2A4, (ICE LIBOR USD 1 Month + 0.27%), 5.046%, 3/25/36	1,563,918	1,531,623
Starwood Mortgage Residential Trust 144A
Ser. 22-2, Class A1, 3.122%, 2/25/67 W	8,111,680	7,564,432
Ser. 21-4, Class A1, 1.162%, 8/25/56 W	9,551,903	8,112,851
Starwood Residential Mortgage Trust 144A Ser. 21-1, Class A1, 1.219%, 5/25/65 W	5,724,555	4,990,604
Structured Asset Investment Loan Trust FRB Ser. 05-HE3, Class M1, (ICE LIBOR USD 1 Month + 0.72%), 5.226%, 9/25/35	2,358,167	2,302,775
Structured Asset Securities Corp Mortgage Loan Trust FRB Ser. 06-OPT1, Class A5, (ICE LIBOR USD 1 Month + 0.26%), 4.766%, 4/25/36	60,901	60,707
Structured Asset Securities Corp. FRB Ser. 05-WF1, Class M1, (ICE LIBOR USD 1 Month + 0.66%), 5.166%, 2/25/35	1,006,197	1,001,186
Structured Asset Securities Corp. Mortgage Loan Trust
FRB Ser. 05-NC2, Class M5, (ICE LIBOR USD 1 Month + 0.93%), 5.436%, 5/25/35	1,741,101	1,733,383
FRB Ser. 06-WF1, Class M4, (ICE LIBOR USD 1 Month + 0.65%), 5.151%, 2/25/36	869,330	859,786
Towd Point HE Trust 144A Ser. 21-HE1, Class A1, 0.918%, 2/25/63 W	6,363,561	5,985,190
Towd Point Mortgage Trust 144A
FRB Ser. 19-HY2, Class A1, (ICE LIBOR USD 1 Month + 1.00%), 5.506%, 5/25/58	603,075	601,225
FRB Ser. 19-HY1, Class A1, (ICE LIBOR USD 1 Month + 1.00%), 5.506%, 10/25/48	4,690,199	4,658,273
Ser. 22-SJ1, Class A1B, 3.612%, 3/25/62 W	6,565,365	6,273,764
Ser. 18-1, Class A1, 3.00%, 1/25/58 W	3,806,075	3,683,739
Ser. 17-3, Class A1, 2.75%, 7/25/57 W	2,488,451	2,422,813
Verus Securitization Trust 144A
Ser. 19-INV2, Class A1, 2.913%, 7/25/59 W	5,025,790	4,868,323
Ser. 19-INV3, Class A1, 2.692%, 11/25/59 W	2,151,842	2,054,779
Ser. 19-4, Class A1, 2.642%, 11/25/59	4,040,599	3,862,150
Ser. 20-1, Class A1, 2.417%, 1/25/60	880,999	836,288
Ser. 20-5, Class A1, 1.218%, 5/25/65	5,702,043	5,236,368
Wells Fargo Home Equity Asset-Backed Securities Trust FRB Ser. 05-3, Class M6, (ICE LIBOR USD 1 Month + 1.01%), 5.511%, 11/25/35	313,230	312,422
		308,396,289
Total mortgage-backed securities (cost $329,375,875)		$309,135,765

36 Ultra Short Duration Income Fund

CERTIFICATES OF DEPOSIT (2.6%)*	Yield (%)	Maturity date	Principal amount	Value
Barclays Bank PLC/NY FRN (United Kingdom)	5.180	11/28/23	$45,000,000	$45,138,321
BNP Paribas SA/New York, NY (France)	4.170	9/7/23	44,000,000	43,738,269
Canadian Imperial Bank of Commerce/New York, NY	4.020	8/23/23	46,750,000	46,474,899
Citibank, NA	5.000	9/26/23	23,000,000	22,936,448
Credit Suisse AG/New York, NY FRN	4.848	1/19/24	23,750,000	23,661,919
Nordea Bank ABP/New York, NY FRN	4.920	8/14/23	28,000,000	28,058,856
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	5.220	11/21/23	34,700,000	34,850,275
Svenska Handelsbanken/New York, NY FRN (Sweden)	4.700	3/2/23	47,000,000	47,010,551
Total certificates of deposit (cost $292,200,000)				$291,869,538

REPURCHASE AGREEMENTS (0.9%)*	Principal amount	Value
Interest in $25,000,000 tri-party term repurchase agreement dated 2/1/2023 with RBC Capital Markets, LLC, 4.540% (collateralized by Corporate Debt Securities and U.S. Treasuries (including strips) with coupon rates ranging from 1.650% to 7.000% and due dates ranging from 3/22/2024 to 6/1/2077, valued at $26,246,395) (Canada) Ŧ EG	$25,000,000	$25,000,000
Interest in $75,000,000 tri-party term repurchase agreement dated 2/1/2023 with BNP Paribas, 4.490% (collateralized by Corporate Debt Securities with coupon rates ranging from 2.150% to 10.750% and due dates ranging from 4/2/2025 to perpetual maturity, valued at $78,760,049) (France) Ŧ EG	75,000,000	75,000,000
Total repurchase agreements (cost $100,000,000)		$100,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.2%)*	Yield (%)	Maturity date	Principal amount	Value
Federal Home Loan Banks unsec. bonds	4.671	6/14/24	$21,915,000	$21,961,804
Total U.S. government agency obligations (cost $21,982,557)				$21,961,804

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (—%)*	Principal amount	Value
Federal National Mortgage Association Pass-Through Certificates 6.00%, 5/1/23	$1	$1
Total U.S. government and agency mortgage obligations (cost $2)		$1

TOTAL INVESTMENTS
Total investments (cost $11,420,534,360)	$11,357,807,302

Key to holding’s abbreviations
BKNT	Bank Note
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes

Ultra Short Duration Income Fund 37

PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2022 through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $11,344,695,504.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Ŧ	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.
EG	Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	63.3%	Sweden	1.8%
Canada	9.5	Spain	1.1
Japan	4.5	Germany	1.1
United Kingdom	4.1	Ireland	0.7
France	3.8	Denmark	0.6
Australia	3.7	Norway	0.5
Netherlands	2.6	Other	0.7
Switzerland	2.0	Total	100.0%

38 Ultra Short Duration Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$590,120,863	$—
Certificates of deposit	—	291,869,538	—
Commercial paper	—	2,307,394,710	—
Corporate bonds and notes	—	7,737,324,621	—
Mortgage-backed securities	—	309,135,765	—
Repurchase agreements	—	100,000,000	—
U.S. government agency obligations	—	21,961,804	—
U.S. government and agency mortgage obligations	—	1	—
Totals by level	$—	$11,357,807,302	$—

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 39

Statement of assets and liabilities 1/31/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,420,534,360)	$11,357,807,302
Cash	36,059,660
Interest and other receivables	53,129,790
Receivable for shares of the fund sold	41,162,986
Prepaid assets	299,136
Total assets	11,488,458,874

LIABILITIES
Payable for investments purchased	101,948,334
Payable for shares of the fund repurchased	33,453,094
Payable for compensation of Manager (Note 2)	1,309,339
Payable for custodian fees (Note 2)	46,861
Payable for investor servicing fees (Note 2)	1,447,850
Payable for Trustee compensation and expenses (Note 2)	368,779
Payable for administrative services (Note 2)	23,374
Payable for distribution fees (Note 2)	296,290
Distributions payable to shareholders	4,442,187
Other accrued expenses	427,262
Total liabilities	143,763,370

Net assets	$11,344,695,504

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,437,910,847
Total distributable earnings (Note 1)	(93,215,343)
Total — Representing net assets applicable to capital shares outstanding	$11,344,695,504

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($3,354,194,062 divided by 334,512,850 shares)	$10.03
Net asset value and offering price per class C share ($13,159,362 divided by 1,313,779 shares)*	$10.02
Net asset value and redemption price per class N share ($7,908,949 divided by 789,569 shares)	$10.02
Offering price per class N share (100/98.50 of $10.02)**	$10.17
Net asset value, offering price and redemption price per class R share
($5,133,225 divided by 512,655 shares)	$10.01
Net asset value, offering price and redemption price per class R6 share
($552,764,976 divided by 55,050,319 shares)	$10.04
Net asset value, offering price and redemption price per class Y share
($7,411,534,930 divided by 738,372,604 shares)	$10.04

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

**On single retail sales of less than $50,000. On sales of more than $50,000 the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40 Ultra Short Duration Income Fund

Statement of operations Six months ended 1/31/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $5,438 from investments in affiliated issuers) (Note 5)	$213,485,776
Total investment income	213,485,776

EXPENSES
Compensation of Manager (Note 2)	16,842,237
Investor servicing fees (Note 2)	4,441,377
Custodian fees (Note 2)	64,283
Trustee compensation and expenses (Note 2)	279,488
Distribution fees (Note 2)	1,944,916
Administrative services (Note 2)	261,379
Other	1,232,281
Fees waived and reimbursed by Manager (Note 2)	(4,230,217)
Total expenses	20,835,744
Expense reduction (Note 2)	(35,519)
Net expenses	20,800,225

Net investment income	192,685,551

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,614,754)
Total net realized loss	(4,614,754)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	55,285,761
Total change in net unrealized appreciation	55,285,761

Net gain on investments	50,671,007

Net increase in net assets resulting from operations	$243,356,558

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 41

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/23*	Year ended 7/31/22
Operations
Net investment income	$192,685,551	$79,301,267
Net realized loss on investments	(4,614,754)	(6,439,412)
Change in net unrealized appreciation (depreciation)
of investments	55,285,761	(137,654,235)
Net increase (decrease) in net assets resulting
from operations	243,356,558	(64,792,380)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(58,797,884)	(25,728,550)
Class B	—	(129)
Class C	(198,358)	(34,973)
Class N	(115,283)	(30,261)
Class R	(70,449)	(11,190)
Class R6	(7,599,485)	(896,417)
Class Y	(125,961,375)	(51,891,719)
Decrease from capital share transactions (Note 4)	(1,340,194,109)	(2,940,533,054)
Total decrease in net assets	(1,289,580,385)	(3,083,918,673)

NET ASSETS
Beginning of period	12,634,275,889	15,718,194,562
End of period	$11,344,695,504	$12,634,275,889

*Unaudited.

The accompanying notes are an integral part of these financial statements.

42 Ultra Short Duration Income Fund

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Ultra Short Duration Income Fund 43

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
January 31, 2023**	$9.98	.16	.05	.21	(.16)	—	(.16)	$10.03	2.12*	$3,354,194	.21*	1.57*	15*
July 31, 2022	10.08	.05	(.10)	(.05)	(.05)	—	(.05)	9.98	(.49)	4,297,725.40		.46	48
July 31, 2021	10.08	.04	—[e]	.04	(.04)	—	(.04)	10.08	.36	6,611,459.40		.37	63
July 31, 2020	10.05	.17	.03	.20	(.17)	—	(.17)	10.08	2.01	7,373,343.40		1.73	53
July 31, 2019	10.05	.25	—[e]	.25	(.25)	—[e]	(.25)	10.05	2.53	8,257,742.40		2.50	27
July 31, 2018	10.06	.17	(.01)	.16	(.17)	—[e]	(.17)	10.05	1.61	6,002,162.40		1.71	36
Class C
January 31, 2023**	$9.97	.14	.05	.19	(.14)	—	(.14)	$10.02	1.92*	$13,159	.41*	1.38*	15*
July 31, 2022	10.07	.02	(.10)	(.08)	(.02)	—	(.02)	9.97	(.78)	15,421	.68[f]	.20[f]	48
July 31, 2021	10.07	—[e]	—[e]	—[e]	—[e]	—	—[e]	10.07	.02	22,031	.75[f]	.02[f]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	27,790.80		1.24	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	19,754.80		2.10	27
July 31, 2018	10.04	.13	—[e]	.13	(.13)	—[e]	(.13)	10.04	1.31	15,434.80		1.21	36
Class N
January 31, 2023**	$9.97	.15	.05	.20	(.15)	—	(.15)	$10.02	2.04*	$7,909	.29 *	1.53*	15*
July 31, 2022	10.07	.04	(.10)	(.06)	(.04)	—	(.04)	9.97	(.64)	7,791.55		.30	48
July 31, 2021	10.07	.02	—[e]	.02	(.02)	—	(.02)	10.07	.21	14,369.55		.22	63
July 31, 2020	10.04	.15	.03	.18	(.15)	—	(.15)	10.07	1.86	19,303.55		1.48	53
July 31, 2019 †	10.03	.18	.01	.19	(.18)	—[e]	(.18)	10.04	1.94*	13,070	.42*	1.81*	27
Class R
January 31, 2023**	$9.97	.14	.04	.18	(.14)	—	(.14)	$10.01	1.82*	$5,133	.41*	1.40*	15*
July 31, 2022	10.07	.02	(.10)	(.08)	(.02)	—	(.02)	9.97	(.78)	5,240	.69[f]	.24[f]	48
July 31, 2021	10.07	—[e]	—[e]	—[e]	—[e]	—	—[e]	10.07	.02	4,207	.75[f]	.02[f]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	5,118.80		1.30	53
July 31, 2019	10.04	.21	—[e]	.21	(.21)	—[e]	(.21)	10.04	2.13	5,411.80		2.09	27
July 31, 2018	10.05	.13	(.01)	.12	(.13)	—[e]	(.13)	10.04	1.21	5,019.80		1.26	36
Class R6
January 31, 2023**	$10.00	.17	.04	.21	(.17)	—	(.17)	$10.04	2.09*	$552,765	.15*	1.82*	15*
July 31, 2022	10.10	.06	(.10)	(.04)	(.06)	—	(.06)	10.00	(.37)	177,358.29		.69	48
July 31, 2021	10.09	.05	.01	.06	(.05)	—	(.05)	10.10	.57	121,669.29		.46	63
July 31, 2020	10.06	.18	.03	.21	(.18)	—	(.18)	10.09	2.12	92,676.29		1.80	53
July 31, 2019	10.06	.26	—[e]	.26	(.26)	—[e]	(.26)	10.06	2.64	97,971.29		2.68	27
July 31, 2018	10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	10.06	1.72	3,680.29		1.75	36

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Ultra Short Duration Income Fund	Ultra Short Duration Income Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class Y
January 31, 2023**	$9.99	.17	.05	.22	(.17)	—	(.17)	$10.04	2.17*	$7,411,535	.16*	1.64*	15*
July 31, 2022	10.09	.06	(.10)	(.04)	(.06)	—	(.06)	9.99	(.39)	8,130,742.30		.60	48
July 31, 2021	10.09	.05	—[e]	.05	(.05)	—	(.05)	10.09	.46	8,944,133.30		.46	63
July 31, 2020	10.06	.18	.03	.21	(.18)	—	(.18)	10.09	2.11	8,857,867.30		1.79	53
July 31, 2019	10.06	.26	—[e]	.26	(.26)	—[e]	(.26)	10.06	2.63	8,052,123.30		2.61	27
July 31, 2018	10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	10.06	1.71	4,952,524.30		1.82	36

* Not annualized.

** Unaudited.

† For the period November 1, 2018 (commencement of operations) to July 31, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	1/31/23	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Class A	0.04%	0.06%	0.06%	0.09%	0.14%	0.14%
Class C	0.04	0.06	0.06	0.09	0.14	0.14
Class N	0.04	0.06	0.06	0.09	0.10	N/A
Class R	0.04	0.06	0.06	0.09	0.14	0.14
Class R6	0.04	0.06	0.06	0.09	0.14	0.14
Class Y	0.04	0.06	0.06	0.09	0.14	0.14

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waiver, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/22	7/31/21
Class C	0.12%	0.05%
Class R	0.11	0.05

The accompanying notes are an integral part of these financial statements.

46 Ultra Short Duration Income Fund	Ultra Short Duration Income Fund 47

Notes to financial statements 1/31/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2022 through January 31, 2023.

Putnam Ultra Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	None	bought with no initial sales charge	None
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
0.25% on certain redemptions of shares
Class N	Up to 1.50%	bought with no initial sales charge	None
Class R*	None	None	None
Class R6*	None	None	None
Class Y*	None	None	None

* Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 Ultra Short Duration Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal

Ultra Short Duration Income Fund 49

to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $105,006,444 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$21,434,907	$4,687,974	$26,122,881

50 Ultra Short Duration Income Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $11,420,535,548, resulting in gross unrealized appreciation and depreciation of $7,114,010 and $69,842,256, respectively, or net unrealized depreciation of $62,728,246.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.142% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,230,217 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Ultra Short Duration Income Fund 51

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C, class N, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,415,667	Class R	1,906
Class C	5,444	Class R6	105,392
Class N	2,855	Class Y	2,910,113
		Total	$4,441,377

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $35,519 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10,281, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.10%	$1,886,466
Class C	1.00%	0.50%	36,270
Class N	1.00%	0.25%	9,499
Class R	1.00%	0.50%	12,681
Total			$1,944,916

52 Ultra Short Duration Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $259 from the sale of class N shares and received no monies in contingent deferred sales charges from redemptions of class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,273,150,798	$2,440,130,767
U.S. government securities (Long-term)	—	—
Total	$1,273,150,798	$2,440,130,767

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	57,569,023	$575,004,526	164,765,264	$1,656,859,113
Shares issued in connection with
reinvestment of distributions	5,837,429	58,326,651	2,551,045	25,552,605
	63,406,452	633,331,177	167,316,309	1,682,411,718
Shares repurchased	(159,434,889)	(1,592,064,845)	(392,467,776)	(3,941,671,658)
Net decrease	(96,028,437)	$(958,733,668)	(225,151,467)	$(2,259,259,940)

			YEAR ENDED 7/31/22*
Class B			Shares	Amount
Shares sold			4,402	$44,198
Shares issued in connection with reinvestment of distributions			6	61
			4,408	44,259
Shares repurchased			(36,794)	(368,407)
Net decrease			(32,386)	$(324,148)

Ultra Short Duration Income Fund 53

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	167,310	$1,668,773	302,857	$3,038,270
Shares issued in connection with
reinvestment of distributions	19,640	196,029	3,469	34,617
	186,950	1,864,802	306,326	3,072,887
Shares repurchased	(419,678)	(4,184,944)	(947,115)	(9,506,923)
Net decrease	(232,728)	$(2,320,142)	(640,789)	$(6,434,036)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class N	Shares	Amount	Shares	Amount
Shares sold	81,097	$808,797	316,748	$3,181,901
Shares issued in connection with
reinvestment of distributions	11,531	115,119	3,018	30,161
	92,628	923,916	319,766	3,212,062
Shares repurchased	(84,318)	(840,805)	(965,062)	(9,702,188)
Net increase (decrease)	8,310	$83,111	(645,296)	$(6,490,126)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	39,517	$393,635	258,224	$2,588,428
Shares issued in connection with
reinvestment of distributions	7,055	70,405	1,122	11,190
	46,572	464,040	259,346	2,599,618
Shares repurchased	(59,558)	(594,000)	(151,478)	(1,521,170)
Net increase (decrease)	(12,986)	$(129,960)	107,868	$1,078,448

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	54,758,294	$547,247,589	11,364,655	$114,035,027
Shares issued in connection with
reinvestment of distributions	347,312	3,475,196	89,295	895,244
	55,105,606	550,722,785	11,453,950	114,930,271
Shares repurchased	(17,799,398)	(177,993,656)	(5,760,286)	(57,895,840)
Net increase	37,306,208	$372,729,129	5,693,664	$57,034,431

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	324,904,615	$3,248,351,295	678,744,880	$6,822,754,347
Shares issued in connection with
reinvestment of distributions	10,935,530	109,394,879	4,286,098	42,976,448
	335,840,145	3,357,746,174	683,030,978	6,865,730,795
Shares repurchased	(411,119,119)	(4,109,568,753)	(755,480,563)	(7,591,868,478)
Net decrease	(75,278,974)	$(751,822,579)	(72,449,585)	$(726,137,683)

* Effective May 25, 2022, Class B shares converted to Class A shares.

54 Ultra Short Duration Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/22	cost	proceeds	income	of 1/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$—	$26,992,000	$26,992,000	$5,438	$—
Total Short-term
investments	$—	$26,992,000	$26,992,000	$5,438	$—

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Ultra Short Duration Income Fund 55

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		RBC Capital
	BNP Paribas	Markets, LLC	Total
Assets:
Repurchase agreements **	$75,000,000	$25,000,000	$100,000,000
Total Assets	$75,000,000	$25,000,000	$100,000,000
Liabilities:
Total Liabilities	$—	$—	$—
Total Financial and Derivative Net Assets	$75,000,000	$25,000,000	$100,000,000
Total collateral received (pledged)†##	$75,000,000	$25,000,000
Net amount	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—
Uncontrolled collateral received	$78,760,049	$26,246,395	$105,006,444
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

56 Ultra Short Duration Income Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Assistant Clerk,	Vice President,
	and Assistant Treasurer	Principal Financial Officer,
Principal Accounting Officer,
	Michael J. Higgins	and Assistant Treasurer
Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
	Jonathan S. Horwitz	Chief Legal Officer
Executive Vice President,
	Principal Executive Officer,	Mark C. Trenchard
	and Compliance Liaison	Vice President

This report is for the information of shareholders of Putnam Ultra Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 29, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 29, 2023